EXHIBIT (a)(1)(xix)

FOREIGN TAX CONSEQUENCES

Material Income and Social Tax Consequences for Employees and Tax Residents in Argentina

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Argentina. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosures below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income and social tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to income tax at the time of sale.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Argentina on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Argentina income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer may be required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to report and pay the tax liability on any dividends received.

Material Income Tax and Capital Gains Tax Consequences for Employees and Tax Residents in Australia

The following is a general summary of the income tax and capital gains tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Australia. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosures below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Exchange. The income tax consequences to you on the exchange of outstanding options for new options would be as follows:

  If you made an election to be taxed at grant on the outstanding options, a refund for the tax paid at grant should not be available.

  If you did not make the election to be taxed at grant on the outstanding options, the exchange should not give rise to a taxable amount to you.

Capital Gains Tax on Cancellation of Outstanding Options. The capital gains tax consequences to you upon the cancellation of the outstanding options would be as follows:

  If you made an election to be taxed at grant on the outstanding options, then the Black-Scholes value at the time of cancellation is compared with the cost base of the option at the time it was granted (i.e., with reference to the valuation table in Division 13A). If the Black-Scholes value at the time it is cancelled exceeds the cost base of the option at the time it was granted, then the difference is treated as a capital gain.
  If the Black-Scholes value at the time it is cancelled is less than the cost base of the option at the time it was granted, then the difference is treated as a capital loss.

  If you did not make the election to be taxed at grant on the outstanding options, then the Black-Scholes value at the time of cancellation is compared with the cost base of the option at the time of cancellation (i.e., with reference to the Division 13A valuation table). If the Black-Scholes value at the time it is cancelled exceeds the cost base of the option at the time of cancellation, then the difference is treated as a capital gain. If the Black-Scholes value at the time it is cancelled is less than the taxable value of the option at the time of cancellation, then the difference is treated as a capital loss.

Grant of New Options. You will be subject to tax when the new options are granted to you as follows:

  If you make the election to be taxed at grant on the new options, you will be subject to tax with reference to the Division 13A valuation table. You will be able to reduce this amount by the Black-Scholes value of the outstanding options at the time of cancellation.

  If you do not make the election to be taxed at grant on the new options, you will not be taxed on the grant.

Cessation of New Options. You will be subject to tax at the time of cessation, i.e., the earlier of exercise of the options, employment termination, disposition of the options, and expiration of the options, as follows:

  If you make the election to be taxed at grant on the new options, you will not be subject to tax at the time of cessation.

  If you do not make the election to be taxed at grant on the new options, you will be subject to tax on the fair market value of the shares at the time of cessation reduced by (1) any amount paid to exercise the option plus (2) the Black-Scholes value of the outstanding options at the time of cancellation.

Sale of Shares. Upon the sale of shares the capital gains tax provisions will apply, unless the sale occurred at an arm's length transaction within 30 days of the time of cessation, i.e., the exercise of the options or the termination of your employment. Where the sale occurs within 30 days, any capital gain or capital loss arising to you will be disregarded.

In calculating the amount of any capital gain to be included in your assessable income for the income year, the following applies:

  For shares held for at least 12 months, the discount capital gain method applies in calculating the capital gain. Your capital gain will be 50% of the excess of the consideration received for the shares over the cost base of the shares. Any capital losses that you may have (e.g., from the cancellation of the outstanding options) should first be offset against capital gains other than discount capital gains and then against discount capital gains prior to applying the 50% discount.

  For shares held for less than 12 months, the amount to be included in the calculation of net capital gains will be the excess of the consideration received for the shares over the cost base of the shares (no discount is available to reduce the capital gain).

The cost base of the shares will include the cost of your shares on exercise (i.e., the exercise price paid) and any amount included in your assessable income in respect of the options under which the shares were acquired. An amount will have been included in your assessable income at either the date of grant or at cessation time.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Australia on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Australian income tax for the United States federal income tax withheld.

Withholding and Reporting. You will be responsible for reporting any taxable events with respect to the exchange of options, cancellation of outstanding options, grant of new options, exercise of new options, receipt of dividend income, and sale of shares. It is your responsibility to pay the tax liability on any of the taxable benefits received.

Material Income and Social Tax Consequences for Employees and Tax Residents in Austria

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Austria. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income and social insurance contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise, if you sell your shares within 12 months of the exercise. If you hold the shares at least 12 months, you will not be subject to taxation at sale.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Austria on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Austrian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer are required when you exercise your new options. Your employer will report your taxable earnings at exercise to the Austrian tax authorities and will withhold accordingly. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Barbados

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Barbados. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax on the exchange of the options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income and social tax on the excess of the fair market value of the shares on the date of exercise over the exercise price. In calculating your taxable income on exercise, you may deduct the amount of such excess up to a maximum of 10% of your assessable income for that income year.

Sale of Shares. You will not be subject to taxation at sale. If you claim the deduction mentioned above but sell the shares within five years of acquiring them, the amount deducted must be brought back into tax at the time of sale.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Barbados on any dividends received. You will also be subject to United States federal income withholding tax but may receive a credit in Barbados in respect of any withholding paid in the United States.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer are not required when you exercise new options. It is your responsibility to report and pay tax on the income that will be subject to tax on exercise of the option on your return in the income year in which the option is exercised. It is also your responsibility to pay the tax liability on any dividends received and any taxable amount at sale.

Material Income and Social Tax Consequences for Employees and Tax Residents in Belgium

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Belgium. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. The exchange of options will be a taxable event. We recommend that you seek professional tax advice in this matter.

Grant of New Options. You will be required to either “accept” or “reject” this offer to exchange outstanding options for new options. You will be taxed on the value of your stock options at the date of grant, i.e., the 60th day following the offer to exchange, if you accept in writing the offer within 60 days of the offer to exchange your outstanding options for new options. If you reject the offer, you will not be able to participate in the exchange of outstanding options for new options.

If you accept the offer, you will receive new options. The taxable benefit of the new options will be equal to 15% of the same underlying MMC share value on the date of the offer, increased by 1% for each year that the allowable exercise period of the option exceeds 5 years from the date of grant.

Please note that this amount is reduced by half if, among other conditions, you agree not to exercise the option before the end of the third calendar year following the year in which the offer was made, and not after the end of the tenth calendar year following the calendar year in which the offer was made. Such agreement must be in writing and signed by you at the time you accept the offer to exchange in order to reduce the amount of your taxable benefit.

Exercise of New Options. You will not be subject to income tax on exercise of your new options.

Sale of Shares. You will not be subject to tax on the sale of shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to income tax in Belgium on any dividends received at a flat rate plus municipal surcharges. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Belgian income tax for the United States federal income tax withheld.

Withholding and Reporting. Reporting of the exchange and grant is required by your employer. It is your responsibility to pay tax on the exchange, on the grant, and on any dividends received.

Material Income and Social Tax Consequences for Employees and Tax Residents in Bermuda

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Bermuda. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you. Exercise of New Options. You will not be subject to income tax on the exercise of your new options. Sale of Shares. You will not be subject to income tax on the sale of your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to income tax in Bermuda on any dividends received. You will be subject to United States federal income withholding tax.

Withholding and Reporting. Withholding and reporting for Bermuda tax purposes are not required.

Material Income and Social Tax Consequences for Employees and Tax Residents in Brazil

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Brazil. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. When your stock options are treated as taxable at the time you exercise your options, the excess of the fair market value of the shares on the date of exercise over the exercise price is taxed as compensation income.

Sale of Shares. You will be subject to capital gains tax on the excess of the sales price over your basis in the shares, i.e., the exercise price paid plus any income for which tax was previously paid.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Brazil on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Brazilian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer may be required when you exercise your new options. You must report the exercise income, the sale of shares, and the receipt of any dividends on your tax return. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Note to English speakers: the English version of this document follows the French version below.

Conséquences fiscales importantes concernant les impôts sur le revenu et la sécurité sociale pour les employés et résidents soumis au fisc au Canada

Ce qui suit est un résumé général des conséquences fiscales en ce qui concerne les impôts sur le revenu et la sécurité sociale de l’annulation et de l’échange des options non amorties éligibles et de l’octroi de nouvelles options pour les employés qui y ont droit et sont soumis au fisc canadien. Ce résumé est de nature générale et n’aborde pas toutes les conséquences fiscales qui peuvent vous être applicables du fait de circonstances qui vous sont particulières. Il n’est pas censé non plus s’appliquer à tous les aspects de la situation fiscale des employés admissibles. Veuillez remarquer que les lois fiscales changent souvent et sont parfois rétroactives. Nous conseillons à tous les employés admissibles qui pensent échanger leurs options non amorties de consulter leurs conseillers fiscaux ou financiers personnels.

Si vous êtes citoyen ou résident d’un autre pays en ce qui concerne les lois locales, les renseignements fournis dans ce résumé peuvent ne pas s'appliquer à vous. Nous vous conseillons d’examiner les informations spécifiques au pays ci-dessous et de consulter des experts pour connaître la manière dont les lois fiscales et autres de votre pays s’appliquent à votre situation précise.

Échange d’options Vous ne devriez pas avoir à payer d'impôt sur l'échange d'options en vigueur contre de nouvelles options.

Octroi de nouvelles options Vous ne serez pas imposé lorsque de nouvelles options sous seront octroyées.

Levée de nouvelles options Vous serez soumis à des impôts sur le revenu découlant des bénéfices imposables calculés comme étant l'excédent par rapport à la juste valeur marchande de vos actions à la date de la levée par rapport au prix de la levée. Vous avez droit à une déduction sur votre bénéfice imposable au taux de 50%, c'est-à-dire que vous devez payer de l'impôt sur la moitié de votre gain imposable..

Option de report : Vous pouvez choisir de reporter le montant de votre gain imposable jusqu'à la date de vente de vos actions, de renonciation à votre statut de résident permanent, ou jusqu'à la date de votre décès. Ce report s'applique seulement à la première tranche de 100 000 dollars de vos options acquises au cours d'une année donnée. Pour déterminer votre limite de 100 000 $, vous devez utiliser la juste valeur de marché de vos actions au moment de l'octroi de vos actions.

Veuillez noter que vous devez choisir de reporter la reconnaissance de votre gain imposable en envoyant une formule d'exercice d'option de report à votre employeur au plus tard le 15 janvier de l'année suivant l'exercice de cette option. En outre, vous devez joindre la formule T-1212, État du report des avantages liés aux options d'achat de titres, à votre déclaration annuelle de revenus aux fins de l'impôt.

Vente d’actions Au moment de la vente de vos actions, vous devrez déclarer tous les montants reportés antérieurement et payer de l'impôt sur ces montants. Cinquante pour cent de vos gains sur la vente de vos actions seront imposables à votre taux d'imposition marginal sur l'excédent du prix de vente par rapport au coût rajusté de vos actions. Le coût rajusté comprend le prix d'exercice payé ainsi que tout gain imposable déclaré au cours des années antérieures ainsi que tout montant reporté.

Si vous vendez une partie seulement de vos actions de la Marsh & McLennan Companies, Inc. (MMC), le gain ou la perte en capital sera calculé selon le coût moyen de toutes vos actions MMC, sous réserve des conditions suivantes :

  Si vous vendez vos actions dans les 30 jours suivant l'exercice de vos options, vous pouvez choisir de préciser que vous avez vendu ces actions. Vous utiliserez alors le coût d'achat des actions en question plutôt que le coût moyen de toutes vos actions MMC. Vous devrez faire une déclaration supplémentaire dans votre rapport de revenus pour que cette disposition s'applique.

  Les actions d'option que vous avez choisi de reporter maintiennnent leur coût et ne sont pas comprises dans le calcul du coût moyen de toutes vos actions MMC.

Dividendes Si vous levez vos nouvelles options d’achat d’actions, vous pouvez avoir le droit de percevoir des dividendes. Vous serez soumis à l'impôt sur le revenu au Canada pour tout dividende reçu, au taux d'imposition marginal. Vous serez aussi soumis à une retenue d’impôt fédéral sur les revenus aux États-Unis. Vous pouvez avoir droit à un crédit fiscal pour vos impôts sur les revenus au Canada pour les retenues fiscales des impôts fédéraux sur le revenu aux États-Unis.

Retenue à la source et déclaration Le revenu de l’échange et de l’octroi de nouvelles options sera soumis à une retenue à la source par votre employeur. Vous devrez déclarer votre gain imposable, la vente de vos actions et la perception de dividendes sur votre déclaration de revenus.. Il vous incombe de payer la différence entre le montant que vous devez réellement et le montant qui a été déduit. Il vous incombe aussi de payer vos impôts dus sur les dividendes et sur la vente de vos actions.

Material Income and Social Tax Consequences for Employees and Tax Residents in Canada

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Canada. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax on the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the taxable benefit calculated as the excess of the fair market value of the shares on the date of exercise over the exercise price. A deduction from the taxable benefit is available at the rate of 50%, i.e., you will be required to pay tax on one-half of the taxable benefit.

Deferral Election. You can elect to defer the amount of the taxable benefit until you sell the stock, relinquish Canadian residency, or die. The deferral will apply only to the first $100,000 worth of options that have vested in a particular year. For purposes of determining the $100,000 limit, you use the fair market value of the shares at the time of the option grant.

Please note that you must elect to defer recognition of the taxable benefit by submitting a completed election form to your employer by January 15 of the year following exercise. In addition, you must attach Form T-1212, Statement of Deferred Security Options Benefits with your tax return each year.

Sale of Shares. At the time of sale, you will be required to report and pay tax on any amounts previously deferred. Fifty percent of your gain on sale of the shares will be subject to income tax at your marginal income tax rate on the excess of the sales price over your adjusted cost base in the shares. The adjusted cost base includes the exercise price paid plus any taxable benefit reported in prior years and any deferred amount.

If you sell part but not all of the Marsh & McLennan Companies, Inc. (“MMC”) shares that you own, the capital gain or loss is calculated based on the average cost basis of all of your MMC shares subject to the following exceptions:

  If you dispose of option shares within 30 days of the exercise of your options, you may make an election that specifies that you have disposed of those particular shares. You will then use the cost basis for those particular shares and not the average cost basis of all MMC shares. Additional reporting in your personal tax return will be required to have this provision apply.

  Option shares for which you made a deferral election maintain their own cost basis and are not included when calculating the average cost basis of all of your other MMC shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Canada on any dividends received at your marginal income tax rate. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Canadian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer may be required when you exercise your new options. You must report the taxable benefit, the sale of shares, and the receipt of dividends on your tax return. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in the Cayman Islands

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in the Cayman Islands. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosures below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will not be subject to income tax on the exercise of the new options.

Sale of Shares. You will not be subject to income tax on the sale of your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to United States federal income withholding tax on the dividends.

Withholding and Reporting. Withholding and reporting for Cayman Islands tax purposes are not required.

Material Income and Social Tax Consequences for Employees and Tax Residents in Chile

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Chile. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. When your stock options are treated as taxable at the time you exercise your options, the excess of the fair market value of the shares on the date of exercise over the exercise price is taxed as compensation income.

Sale of Shares. You will be subject to income tax on the excess of the sales price over your basis in the shares, i.e., the exercise price paid plus any income for which tax was previously paid.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Chile on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Chilean income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer may be required when you exercise your new options. You must report the exercise income, the sale of shares, and the receipt of any dividends on your tax return. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in China

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in China. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Mandatory Cashless Exercise for Cash. You will be required to use the cashless exercise for cash method of exercise. All shares acquired on exercise will be immediately sold. You will be subject to income tax on the excess of the sales price over the exercise price paid.

Withholding and Reporting. Withholding and reporting for income tax by your employer is required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Material Income and Social Tax Consequences for Employees and Tax Residents in Colombia

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Colombia. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will not be subject to taxation upon exercise of your option.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the exercise price paid. If shares are held for less than two years, income tax plus a surcharge will be payable. If shares are held for two years or more, then only the income tax will be payable.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Colombia on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Colombian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax are not required by your employer when you exercise your new options. It is your responsibility to report and pay the tax liability on any dividends received and on the sale of the shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Denmark

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Denmark. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will be subject to tax as a result of the exchange of outstanding options for new options. Assuming that you were not previously taxed on the grant of the outstanding options, you will be subject to income and social taxes on the value of the new options received in the exchange. The 2005 marginal tax rate is 63% (social taxes included). The value may be determined in accordance with the Black-Scholes option pricing model. If you were previously taxed on the grant of the outstanding options, you will subject to income tax (but not social tax) at a marginal rate of up to 59% on the value of the new options less the value of the outstanding options previously taxed. The Black-Scholes option pricing model may also be used to determine the value if you were previously taxed at grant.

Grant of New Options. You will not be subject to any additional tax, other than the tax on the exchange, when the new options are granted to you.

Exercise of New Options. You will not be subject to income tax at the time of exercise.

Sale of Shares. You will be subject to capital gains tax on the sales price of the shares reduced by (1) the taxable value of the new options at the time of exchange plus (2) the exercise price paid for the shares at exercise. If you hold the shares for at least three years, you will be taxed at favorable tax rates of 28% / 43% on the sale of the shares. Capital gains of up to DKK 43,300 (2005) are taxed at 28% while capital gains in excess of that amount are subject to a rate of 43%. For a married couple, the threshold is DKK 86,600 (2005). When calculating the threshold amount, dividend income is also taken into account.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Denmark on any dividends received. Dividends are taxed at progressive tax rates of 28% / 43% (see details above under “Sale of Shares”). You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Danish income tax for the United States federal income tax withheld.

Withholding and Reporting. You will be responsible for reporting the any taxable events with respect to the exchange of options, receipt of dividend income, and sale of shares. It is your responsibility to pay the tax liability on any of the taxable benefits received.

Material Income Tax Consequences for Employees and Tax Residents in Fiji

The following is a general summary of the income tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Fiji. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax as a result of the exchange of outstanding options for new options. However, the law is not entirely clear and you should seek professional tax advice to address your personal tax situation.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to taxation at sale, unless you are a dealer in shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in Fiji on any dividends received. You will be subject to United States federal income withholding tax.

Withholding and Reporting. Withholding (PAYE tax) and reporting for income tax are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Material Income and Social Tax Consequences for Employees and Tax Residents in Finland

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Finland. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You may be subject to tax as a result of the exchange of outstanding options for new options. We recommend that you seek professional tax advice in this matter.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax and health insurance contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to tax on the excess of the sales price over the fair market value of the shares at exercise. The tax may be reduced, at your election, with reference to a choice of formulae.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Finland on the dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Finnish income tax for the United States federal income tax withheld.

Withholding and Reporting. Your employer will report and withhold income tax and health insurance contributions at exercise. You must report and pay tax on the taxable benefit, the sale of shares and the receipt of dividends on your tax return. You will be responsible for paying any difference between the actual tax and the amount withheld.

Material Income and Social Tax Consequences for Employees and Tax Residents in France

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in France. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. When you exercise any options, the excess of the fair market value of the shares on the date of exercise over the exercise price is treated as compensation subject to income tax at progressive rates and subject to social security and other social charges (i.e., CSG and CRDS levies).

Sale of Shares. When you sell your shares, any gain (i.e., the excess of the sales price over the fair market value at exercise) will be taxed as a capital gain only if your household annual proceeds from sales of shares exceed an annual exemption amount. The capital gain will be taxed at a flat rate (other social charges are included in this rate).

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in France on any dividends received. Dividends are subject to a 50% abatement. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your French income tax for the United States federal income tax withheld.

Withholding and Reporting. Your employer is required report the exercise of your new options for income and social tax purposes. You must report and pay tax on the exercise income, the sale of shares and the receipt of dividends on your income tax return.

Material Income and Social Tax Consequences for Employees and Tax Residents in Germany

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Germany. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income and social tax on the excess of the fair market value of the shares on the date of exercise over the exercise price. In addition, a solidarity surcharge is payable on the individual income tax liability. Church tax may also be payable by members of various religions. A limited tax exemption (up to a maximum amount of approximately €154 per calendar year) will be available to the extent the gain does not exceed one-half of the fair market value of the shares.

Sale of Shares. When you sell your shares, any gain will be fully taxed if you sell within one year (i.e., short-term capital gains) after the exercise date and your annual aggregate short-term capital gains equal or exceed approximately €512. The gain is measured by your sales price less your purchase price plus your costs of selling and costs to acquire the shares. Only 50% of short-term capital gains are taxable. If you hold your shares for more than one year prior to selling them, none of your gain will be taxable.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Germany on any dividends received. However, only 50% of the value of the dividends is subject to tax. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your German income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on any taxable sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Greece

The tax treatment of employee stock option plans is not provided for in Greek law and there is no consistent administrative practice as to the income and social tax treatment. The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Greece. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. There is currently no law or administrative practice that would require the payment of income and social taxes on the exchange.

Grant of New Options. There is currently no law or administrative practice that would require the payment of income and social taxes at the time of grant.

Exercise of New Options. You may be subject to employment income tax or gift tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to a transfer tax applied to the sale price of the shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Greece on any dividends received. You will also be subject to United States federal income withholding tax. You will be entitled to a foreign tax credit against your Greek income tax for the amount of United States federal income tax withheld but limited to the amount of the Greek tax imposed upon the dividends.

Withholding and Reporting. Withholding against your final tax liability and reporting for income and social tax may be required when you exercise your new options. It is your responsibility to pay any tax liability on any dividends received, any gift tax liability when you exercise your new options, and any tax liability when you sell your shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Hong Kong

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Hong Kong. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price. There are no social taxes due on this income.

Sale of Shares. You will not be subject to taxation upon the sale of your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You be subject to United States federal income withholding tax. Dividends paid on stock are not taxable in Hong Kong.

Withholding and Reporting. Your employer will report the taxable amount to the local tax authority. It is your responsibility to pay the tax liability on the exercise of options.

Material Income and Social Tax Consequences for Employees and Tax Residents in Hungary

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Hungary. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax as a result of the exchange of outstanding options for new options. There is no refund or other relief available under Hungarian law for outstanding options that were previously taxed.

Grant of New Options. You will not be subject to income and social tax when the new options are granted to you.

Date the New Options First Become Exercisable. On the first date that the options can be exercised by you, you will be subject to income and social tax on the fair market value of the options as of the date when the new options first become exercisable.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price plus any amount previously taxed. The taxable value on the new option (on which you are subject to income tax as above under “Date the New Options Become Exercisable”) may be deducted as additional expense together with the exercise price.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Hungary on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Hungarian income tax for the United States federal income tax withheld.

Withholding and Reporting. Your employer is not required to report or withhold income tax or social insurance contributions at the time of the taxable events. It is your responsibility to report and pay the tax liability on the options when they first become exercisable, the income on exercise, any dividends received, and on the sale of shares.

Material Income Tax Consequences for Employees and Tax Residents in Indonesia

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Indonesia. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will not be subject to tax at the time of exercise of the new options.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the exercise price paid.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Any dividends paid will be subject to income tax in Indonesia and will also be subject to United States federal withholding tax. You may be entitled to a tax credit against your Indonesian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding of income tax is not required by your employer. However, reporting for income tax is required by your employer when you sell your shares. You will be responsible for paying tax on any capital gain. It is your responsibility to report and pay the tax liability on any dividends received.

Material Income and Social Tax Consequences for Employees and Tax Residents in India

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in India. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax upon the exchange of new options for existing options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price. Please note, however, an exemption from the above-mentioned tax may be available in the event that the new options comply with the guidelines issued by the Ministry of Finance, Department of Revenue, Government of India in October 2001. Please consult your tax advisor to determine if the exemption applies to you.

If the exemption applies, and if the exercise is immediately followed by a sale, then you would be subject to capital gains taxation. If you hold the shares, there will be no taxable income at exercise.

Sale of Shares. You will be subject to capital gains tax on the excess of the sales price over the exercise price paid at the time of exercise, if the exemption applies. If the exemption does not apply, then you will be subject to capital gains tax on the difference between the sales price and the fair market value of the shares on the date of exercise. Such gains may be short-term in the event the shares are held for one year or less or long-term in case the shares are held for more than one year.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in India on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Indian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay any tax liability on any dividends received.

Material Income and Social Tax Consequences for Employees and Tax Residents in Ireland

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Ireland. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax at your marginal income tax rate on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to capital gains tax on the excess of the sales price over the fair market value of the shares at exercise. There is currently a personal exemption limit on capital gains from all sources. Provided your annual capital gains do not exceed this limit, you will not be subject to tax on the gain.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Dividends are subject to income tax in Ireland at your marginal income tax rate. You will also be subject to United States federal withholding tax. You may be entitled to a foreign tax credit against your Irish income tax for the United States federal income tax withheld.

Withholding and Reporting. Your employer will report the exercise of your new options. You will be required to report and pay the tax liability to the Revenue Commissioners within 30 days of exercise using Form RTSO1. You must also report the exercise income, the sale of shares, and the receipt of dividends on your annual tax return. In addition, it is your responsibility to pay the tax liability on any dividends received and on any taxable sale on your annual tax return.

Material Income and Social Tax Consequences for Employees Subject to Tax in Israel

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Israel. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You may be subject to tax on the exchange of outstanding options for new options. It is recommended that you seek professional tax advice with respect to your specific tax situation.

Grant of New Options. You may be subject to tax when the new options are granted to you. It is recommended that you seek professional tax advice with respect to your specific tax situation.

Exercise of New Options. You may be subject to income and social tax at the time you exercise your new options. It is recommended that you seek professional tax advice with respect to your specific tax situation.

Sale of Shares. You should be subject to income and social tax at the time you sell your shares. It is recommended that you seek professional tax advice with respect to your specific tax situation.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Israel on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Israeli income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax purposes will be completed when required. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any taxable amounts.

Material Income and Social Tax Consequences for Employees and Tax Residents in Italy

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Italy. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Mandatory Cashless Exercise for Cash. Because of securities law restrictions, you must exercise your new option using the full cashless exercise for cash method. You will be subject to tax on the excess of the sales price of the shares over the exercise price paid.

Withholding and Reporting. Your employer will report and withhold income tax and social security contributions at the time of the cashless exercise for cash. You will be responsible for paying any difference between the actual tax and the amount withheld.

Material Income and Social Tax Consequences for Employees and Tax Residents in Japan

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Japan. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. Your exercise income will be treated as employment income and will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price at your marginal income tax rate.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Japan on any dividends received at your marginal income tax rate. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Japanese income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer may be required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to report and pay the tax liability on any dividends received and the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Korea

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Korea. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax and social security contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. The excess of the sales proceeds over the fair market value of the shares at exercise is taxed at a flat rate. If the tax is paid within two months of share disposal through the preliminary tax return, a credit on the calculated capital gains tax is available. The capital gains tax is subject to an annual exemption.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Dividends are subject to income tax in Korea. You will also be subject to United States federal withholding tax. You may be entitled to a foreign tax credit against your Korean income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social security contributions by your employer may be required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Resident in Luxembourg

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Luxembourg. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to tax on the excess of the sales price over the fair market value of the shares at exercise if shares are sold within six months of exercise. If shares are held for more than six months after exercise, there is no tax.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to investment income tax and a social dependency contribution in Luxembourg on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Japanese income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Malaysia

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Malaysia. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax at the time the options are granted to you. However, tax will be assessable on any discount that exits at the time of grant, which will be due at the time of exercise (see below).

Exercise of New Options. Tax is due at the time of exercise on any discount assessable at grant. The discount is calculated as the excess of the exercise price over the average of the high and low trading price on the date of grant. Please note that the exercise price of Marsh and McLennan Companies shares is calculated as the average of the high and low trading price on the trading date immediately preceding the grant date. Thus, there could be a discount that must be reported as taxable income.

Sale of Shares. You will not be subject to income tax when you sell the shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Malaysia on any dividends received when they are remitted into Malaysia. You are also subject to United States federal withholding tax on the dividends. You may be entitled to a foreign tax credit against your Malaysian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to report and pay the tax liability on the taxable benefits, if any.

Material Income and Social Tax Consequences for Employees and Tax Residents in Mexico

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Mexico. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price at your marginal income tax rate. You may be subject to social security contributions.

Sale of Shares. The excess of the sales proceeds over the fair market value of the shares at exercise, indexed for inflation, is taxed at your marginal income tax rate.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Dividends are subject to tax at your marginal income tax rate. You will also be subject to United States federal withholding tax. You may be entitled to a foreign tax credit against your Mexican income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer may be required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in the Netherlands

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in the Netherlands. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income (wage and national insurance contributions) tax and social security contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in the Netherlands on any dividends received. You will be subject to United States federal income withholding tax.

Withholding and Reporting. Withholding and reporting for income tax and social security contributions are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Material Income and Social Tax Consequences for Employees and Tax Residents in New Zealand

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in New Zealand. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax when you exercise the new options on the excess of the fair market value on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to ordinary income tax at your marginal income tax rate in New Zealand on any dividends received. You will be subject to United States federal income withholding tax. You may be entitled to a tax credit against your New Zealand income tax for the United States federal income tax withheld.

Withholding and Reporting. It is your responsibility to report and pay tax on the exercise of new options and receipt of any dividend income.

Material Income Tax Consequences for Employees and Tax Residents in Nigeria

The following is a general summary of the income tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Nigeria. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to a withholding tax at the rate of 10% in Nigeria on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Nigerian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer are required when you exercise your new options. Your employer will also withhold tax on the dividends. You will be responsible for paying any difference between the actual tax liability and any amounts withheld.

Material Income and Social Tax Consequences for Employees and Tax Residents in Norway

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Norway. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax and social security contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to tax on the excess of the sales proceeds over the fair market value of the shares at exercise.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Dividends are subject to income tax in Norway at a flat tax rate. You will also be subject to United States federal withholding tax. You may be entitled to a foreign tax credit against your Norwegian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax and social security contributions by your employer are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of your shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Oman

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Oman. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of a current option for a new option.

Grant of New Options. You will not be subject to tax when the new option is granted to you.

Exercise of New Options. You will not be subject to tax on the exercise of the new options.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in Oman on any dividends received. However, you will be subject to United States federal withholding tax.

Withholding and Reporting. Withholding and reporting for Omani tax purposes are not required.

Material Income and Social Tax Consequences for Employees and Tax Residents in Papua New Guinea

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Papua New Guinea. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will not be subject to tax on the exercise of the new options.

Sale of Shares. You will not be subject to income tax at sale.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Papua New Guinea on any dividends received at your marginal income tax rate. You will also be subject to United States federal income withholding tax. There is no foreign tax credit available in Papua New Guinea.

Withholding and Reporting. Withholding and reporting for income and social tax are not required when you exercise your new options. It is your responsibility to pay the tax liability on any dividends received.

Material Income and Social Tax Consequences for Employees and Tax Residents in Peru

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Peru. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. Due to the changing view on the taxation of stock options in Peru, you will be subject to tax when you exercise the new options on the excess of the fair market value of the shares on the date of exercise over the exercise price paid.

Sale of Shares. You will not be subject to tax when you sell the shares, provided that you are not a habitual buyer and seller of shares (i.e., you have carried out fewer than ten purchases and sales of any shares in a tax year).

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Peru on any dividends received. You will be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Peruvian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting by your employer are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of your shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Philippines

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Philippines. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will not be subject to tax at the time of exercise of your new options.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the exercise price paid for the shares. If you hold the shares for more than 12 months, your taxable gain will be reduced by 50%.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Philippines on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Philippines income tax for the United States federal income tax withheld.

Withholding and Reporting. It is your responsibility to report and pay the tax liability on the receipt of any dividends and sale of shares.

Material Income Tax Consequences for Employees and Tax Residents in Poland

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Poland. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of grant over the exercise price.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the share at exercise.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Poland on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Polish income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer is not required when you exercise new options. You will be responsible for reporting the taxable events with respect to the exercise, receipt of any dividend income, and the sale of shares. It is your responsibility to pay the tax liability on any of the taxable benefits received.

Material Income and Social Tax Consequences for Employees and Tax Resident in Portugal

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Portugal. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to tax when you exercise the new options on the difference between the fair market value on the date of exercise and the exercise price.

Sale of Shares. If you hold the shares for more than 12 months, the gain will not be subject to tax. If you hold the shares are held for 12 months or less, then the excess of the sales price over the fair market value at the date of exercise will be subject to capital gains tax.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Portugal on any dividends received. You will be subject to United States federal income withholding tax. You may be entitled to a tax credit against your Portuguese income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer may be required. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on any taxable sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Puerto Rico

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Puerto Rico. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income and social security tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise. If you hold the shares for more than six months from the date of exercise, the gain at the time of sale will be taxed at a flat capital gains rate or your marginal income tax rate, if lower. If you hold the shares for six months or less from the date of purchase, the gain at the time of sale will be taxed at your marginal income tax rate.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Dividends are subject to income tax in Puerto Rico at your marginal income tax rate. You will also be subject to United States federal withholding tax. You may be entitled to a foreign tax credit against your Puerto Rican income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social security tax are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income Tax Consequences for Employees and Tax Residents in the Russian Federation

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in the Russian Federation. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax at your marginal income tax rate on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. There is no tax payable at the time the shares are sold if the shares are held for more than three years. If you sell the shares before the end of the three year period, the gain on sale, i.e., the excess of the sales proceeds over the fair market value of the shares at exercise, will be taxed at your marginal income tax rate. Alternatively, you may choose to be taxed on the sales proceeds reduced by RUR 125,000 at the rate of 13% for Russian tax residents and at the rate of 30% for Russian tax non-residents.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Russia on any dividends received at a flat rate. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Russian income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer are not required when you exercise your new options. It is your responsibility to report and pay the tax liability on the exercise income, on any dividends received, and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Saudi Arabia

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Saudi Arabia. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of a current option for a new option.

Grant of New Options. You will not be subject to tax when the new option is granted to you.

Exercise of New Options. You will not be subject to tax on the exercise of the new options.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in Saudi Arabia on any dividends received. However, you will be subject to United States federal withholding tax.

Withholding and Reporting. Withholding and reporting for Saudi tax purposes are not required.

Material Income and Social Tax Consequences for Employees and Tax Residents in Singapore

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Singapore. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of a current option for a new option.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in Singapore on any dividends received. However, you will be subject to United States federal withholding tax.

Withholding and Reporting. Withholding and reporting for Singapore tax purposes are not required by your employer when you exercise your new options. You are required to report and pay tax on the exercise income.

Material Income and Social Tax Consequences for Employees and Tax Residents in South Africa

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in South Africa. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You may be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise. If you can demonstrate to the satisfaction of the South African Revenue Service (the “SARS”) that you acquired your shares with a view to holding the shares as a capital asset rather than a profit-making scheme, then only 25% of the gain will be subject to capital gain tax. In addition, you will not be taxed on the first ZAR 10,000 of any capital gains realized in any one tax year. This is an aggregate annual exemption applicable to all capital gains and is not per disposal or per asset class.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in South Africa on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your South African income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer are required when you exercise your new options. It is your responsibility to notify your employer of the amount of your gain upon exercise immediately after exercising your New Option. Once the notification is made, your employer will obtain a directive from the SARS as to the correct amount of the tax to be withheld. If you fail to advise your employer of any gain you receive, you may be liable for a fine. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Spain

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Spain. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax and social security contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise at your marginal income tax rate unless the shares are held for more than one year, in which case, the gain will be taxed at the capital gains tax rate.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Spain on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Spanish income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and social tax by your employer are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to report and pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Sweden

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Sweden. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. The excess of the sales proceeds over the fair market value of the shares at exercise is taxed at a flat rate.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Dividends are subject to income tax in Sweden at a flat tax rate. You will also be subject to United States federal withholding tax. You may be entitled to a foreign tax credit against your Swedish income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer are required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld. It is your responsibility to pay the tax liability on any dividends received and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Switzerland

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Switzerland. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosures below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You may be subject to tax as a result of the exchange of outstanding options for new options. You are advised to seek professional tax advice on the tax treatment of the option exchange.

Grant of New Options. Depending on your canton of residence, you may be subject to income tax and social insurance contributions when the new options are granted to you. The taxable amount at grant is determined with reference to the Black-Scholes value of the options received. You are advised to seek professional advice for the most current information regarding taxation by your canton.

Exercise of New Options. Depending on your canton of residence, you may be subject to income tax and social insurance contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price. You are advised to seek professional advice for the most current information regarding taxation by your canton.

Sale of Shares. You will not be subject to income tax at the time of sale.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Switzerland on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Swiss income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax purposes by your employer will not be required unless you are a foreign employee working in Switzerland. Withholding will be required for social insurance contributions regardless of your tax residency in Switzerland. You will be responsible for paying any difference between the actual tax liability and any amount that may be withheld. It is your responsibility to report and pay the tax liability on the taxable income received from the exchange, grant or exercise of options, and from any dividends received.

Material Income Tax Consequences for Employees and Tax Residents in Taiwan

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Taiwan. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for legal purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosures below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will not be subject to income tax at the time of sale.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in Taiwan on any dividends received. You will, however, be subject to United States federal income withholding tax.

Withholding and Reporting. Withholding and reporting for income tax will be completed when required when you exercise your new options. You will be responsible for paying any difference between the actual tax liability and the amount withheld.

Material Income Tax Consequences for Employees and Tax Residents in Thailand

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Thailand. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price at your marginal income tax rate.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise at your marginal tax rate in the year that the gain is brought into Thailand.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Thailand at your marginal tax rate in the year that the dividends are bought into Thailand. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Thai income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer is not required when you exercise your new options. It is your responsibility to report and pay the tax liability on the exercise, on any dividends received, and on the sale of the shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Turkey

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Turkey. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to tax on the excess of the sales price over the fair market value at exercise. Amounts in excess of the annual exemption will be subject to tax at marginal rates.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Turkey on any dividends received at your marginal income tax rate. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Turkish income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer is not required when you exercise your new options. It is your responsibility to report and pay the tax liability on the exercise income, on any dividends received, and on the sale of shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in the United Arab Emirates

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in the United Arab Emirates. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of a current option for a new option.

Grant of New Options. You will not be subject to tax when the new option is granted to you.

Exercise of New Options. You will not be subject to tax on the exercise of the new options.

Sale of Shares. You will not be subject to tax when you sell your shares.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will not be subject to tax in the United Arab Emirates on any dividends received. However, you will be subject to United States federal withholding tax.

Withholding and Reporting. Withholding and reporting for United Arab Emirates tax purposes are not required.

Material Income and Social Tax Consequences for Employees and Tax Resident in the United Kingdom

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in the United Kingdom. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You will not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. If you are granted unapproved options, you will be subject to income tax and National Insurance Contributions on the excess of the fair market value of the shares on the date of exercise over the exercise price.

If you are granted options from an Inland Revenue approved Company Share Option Plan (“CSOP”), you will not be subject to income tax or National Insurance Contributions at the time of exercise provided you do not exercise the options until at least three years after the date of grant or qualify for an exemption from this holding period.

Sale of Shares. If you are a United Kingdom resident or ordinarily resident when you sell your shares, you will incur a capital gains tax (“CGT”) liability for the difference between the sale proceeds and your “acquisition cost” (see definition below). Shares received from the exercise of CSOP options are taxed in the same way.

The “acquisition cost” is (1) the option exercise price plus (2) any amount charged to income tax on the exercise of the shares.

An annual CGT exemption, normally increased each year in line with inflation, is available to set off against your capital gain. If you have a CGT liability, you may also be entitled to “taper relief” depending on when you acquired your shares, how long you held them, and the circumstances under which you held them.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. Any dividends received will be subject to income tax in the United Kingdom and will also be subject to United States federal withholding tax. You may be entitled to a tax credit against your United Kingdom income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income and National Insurance Contributions taxes by your employer are required when you exercise your new unapproved options. The income tax liability that arises upon exercise of unapproved options will be accounted for under the PAYE system. The income tax calculated at your highest marginal rate will be withheld at the time of exercise. Your employer has a reporting requirement with respect to the CSOP. It is your responsibility to report and pay the tax liability on any dividends received and on the sale of your shares.

Material Income and Social Tax Consequences for Employees and Tax Residents in Venezuela

The following is a general summary of the income and social tax consequences of the cancellation and exchange of eligible outstanding options and grant of new options for eligible employees subject to tax in Venezuela. This summary is general in nature and does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all eligible employees. Please note that tax laws change frequently and occasionally on a retroactive basis. We advise all eligible employees considering exchanging their outstanding options to consult with their personal tax or financial advisors.

If you are a citizen or resident of another country for local law purposes, the information contained in this summary may not be applicable to you. You are advised to review the country specific disclosure below and to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

Option Exchange. You should not be subject to tax as a result of the exchange of outstanding options for new options.

Grant of New Options. You will not be subject to tax when the new options are granted to you.

Exercise of New Options. You will be subject to income tax on the excess of the fair market value of the shares on the date of exercise over the exercise price.

Sale of Shares. You will be subject to income tax on the excess of the sales price over the fair market value of the shares at exercise.

Dividends. If you exercise your new options to purchase shares, you may be entitled to receive dividends. You will be subject to tax in Venezuela on any dividends received. You will also be subject to United States federal income withholding tax. You may be entitled to a foreign tax credit against your Venezuelan income tax for the United States federal income tax withheld.

Withholding and Reporting. Withholding and reporting for income tax by your employer will not be required when you exercise your new options. It is your responsibility to report and pay the tax liability on the exercise, on any dividends received, and on the sale of shares.